                                                                   EXHIBIT 10.1



                               SERVICES AGREEMENT


     THIS SERVICES AGREEMENT (the "Agreement"), entered into this 21st day of October, 1996, by and between The Reuben H. Donnelley Corporation, ("Donnelley"), a Delaware corporation, located at 287 Bowman Avenue, Purchase, NY, 10577, and IT Network, Inc., ("ITN") a wholly-owned subsidiary of Source Media, Inc., and a Texas corporation located at 8140 Walnut Hill, Dallas, TX, 75231. (Collectively, the "Parties" or individually a "Party".)

     WHEREAS, Donnelley publishes yellow page directories and sells yellow pages advertising in directories published by certain telephone companies and Donnelley desires to assure the provision of audiotext services in the directories identified on Appendix A ("Directories"); and

     WHEREAS, ITN has the expertise and experience to provide a full-range of audiotext services, including network content development and broadcasting, advertising production, customer service, network operations and system service and maintenance ("Services"); and

     WHEREAS, Donnelley wishes to acquire Services from ITN for the Directories and ITN wishes to provide Services for Donnelley ;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this agreement, Donnelley and ITN agree as follows:

     1. DEFINITIONS. The following definitions shall be applicable in connection with this Agreement:

        a) "AMOUNT FOR SERVICES" shall mean the total due for Services in any month.



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SERVICE AGREEMENT
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      b)   "AUDIOTEXT" shall mean recorded information prepared and
           transmitted via the System and/or the Network and any reference to the System and/or the Network shall mean the Audiotext System and/or Audiotext Network.

      c) "AUDIOTEXT INFORMATION" shall mean all common interest static or broadcast audio information prepared by ITN or obtained by ITN under license with third parties, including all advertising messages produced by ITN under this Agreement, which information is entered, stored and retrieved for transmission over the System to telephone callers using a touch-tone telephone who call the telephone numbers and codes listed in the Directories and retrieve desired information by dialing an access code.

      d) "CUSTOMER SERVICE" refers to preparing copy, scripting, producing and loading advertising slots on the system. It does not include handling claims relating to errors or omissions from advertisers.

      e) "DIRECTORIES" shall mean the telephone directories set forth on Appendix A, attached to this Agreement and incorporated in it by this reference. Appendix A may be amended by Donnelley to either add or delete the Directories covered by this Agreement.

      f) A "FIELD SITE" is a physical location where one or more servers physically reside.

      g) "NETWORK" shall mean the central computer operated by ITN and all Field Site locations, as defined below, used to create and transmit Audiotext Information.



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SERVICE AGREEMENT
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      h)   "SERVICES" shall mean the full range of audiotext services including, but not limited to, network content development, broadcasting, advertising production, customer service, network operations and System service and maintenance.

      i) The "SYSTEM" shall mean all of the assets used to prepare and transmit Audiotext Information.

2. EFFECTIVE DATE, TERM. The initial term of this Agreement becomes effective on ***, 1996, and remains in effect for the issue life of all Directories published prior to ***, 1999, however, if ITN meets all of the Key Performance Indicators (identified and defined in Section 4) for each year of the initial term, the Agreement will be automatically extended for *** more years, to include the issue life of all Directories published prior to ***. In the event that ITN fails to meet the Key Performance Indicators during the *** years after the initial term of the Agreement (if there has been an extension of the initial term), then such failure shall constitute a material breach of this Agreement.

3. ITN RESPONSIBILITIES. During the Term of this Agreement, ITN shall be responsible for providing to Donnelley all Audiotext Services requested by Donnelley in the following areas: ***, as set forth specifically below:

     a)  Network Content Development and Broadcasting

          i)   ITN shall be responsible for ***

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SERVICE AGREEMENT
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     b) Advertising Production and Customer Service


                                      ***
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SERVICE AGREEMENT
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                                      ***

     c) Network Operations - ITN shall operate and manage the Network to provide consistent and high quality Audiotext Services. This shall include:

                                      ***


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SERVICE AGREEMENT
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                                      ***
     d) System Service - Operation of the System and the Field Sites will be consistent with industry standards including***

     e) Content Assignment - Within ten (10) working days of the execution of this Agreement, ITN will notify Donnelley as to which (if any) of the***


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SERVICE AGREEMENT
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     f)   Transition Period  -  In order to facilitate the transition of the audiotext services covered by this Agreement, Donnelley will ***

4. KEY PERFORMANCE INDICATORS. There are four (4) Key Performance Indicators ("KPIs") upon which the automatic extension of this Agreement for an additional two years are contingent and thereafter will constitute a material breach of this Agreement if they each are not met. However, ITN is granted thirty (30) days to cure a material failure to meet any of the following KPIs:

                        ***


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SERVICE AGREEMENT
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PAGE 8





5.   DONNELLEY'S RESPONSIBILITIES.

                        ***


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SERVICE AGREEMENT
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PAGE 9




     e) Transition Period. Commencing with the effective date of this Agreement and continuing until ***, 1997, unless sooner terminated by the Parties, Donnelley will facilitate the transition of audiotext services covered by this Agreement, by ***


     f) Leased Equipment. The equipment shown on Appendix C is used to support audiotext services to the publishers also shown on Appendix C. This equipment is leased by Donnelley pursuant to leases that expire on the dates shown in Appendix C. Until the date on which the leases expire, Donnelley shall ***

6. CONTROL OF AUDIOTEXT SLOTS/PROGRAMMING. At Donnelley's direction, ITN shall formulate policies relating to the wording, production, distribution and sponsorship of the Audiotext Information. Such policies shall be in effect for all contracts executed between ITN


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SERVICE AGREEMENT
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PAGE 10



and audiotext advertising customers. All policies formulated by ITN shall be consistent with the standards of the publisher of the Directories and subject to approval by Donnelley. ITN will modify these policies as requested in writing by Donnelley.

7. OWNERSHIP.  ***

8. COST OF SERVICES. Unless otherwise provided under this Agreement, each party shall independently bear the cost and expense complying with its obligations under the terms of this Agreement.

9. COMPENSATION. The compensation due ITN each month during the Term of this Agreement, shall be determined as set forth below:

     a)    Fixed Monthly Amount -
           Each month during the initial Term of this Agreement, the amount for that month is indicated on Appendix D, attached to this Agreement and by this reference incorporated in it (the "Fixed Monthly Amount" for the specific month).

     b)    Amounts for Services -
           The charge for Services requested by Donnelley and performed by ITN shall be:

             i)   ***


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SERVICE AGREEMENT
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            ii)  The charge for all *** provided by ITN in accordance with this Agreement is $***.

           iii) The charge for all *** provided by ITN in accordance with this Agreement is $***.

            iv) The charge for all *** provided by ITN in accordance with this Agreement is $***.

     c) For each month while this Agreement is in effect, Donnelley shall pay ITN the greater of the fixed monthly amount for that month set forth on Appendix D or the total Amount for Services as determined under
          Article 9(b).


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SERVICE AGREEMENT
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PAGE 12


     d)   ITN warrants that ***



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SERVICE AGREEMENT
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10. INVOICING AND PAYMENT.

     a) By the 15th day of each calendar month (or the next following business day if the 15th of the month is a Saturday, Sunday or legal holiday), ITN shall invoice Donnelley for the Compensation due for
          the previous month.   Each invoice shall itemize separately the Fixed
          Amount and the Amount for Services.   The invoice shall include
          instructions to transmit the amount to be paid to ITN.

     b) Donnelley shall pay ITN the amount invoiced within forty-five (45) days after receipt of the invoice. Any amounts not paid by Donnelley to ITN by the due date shall accrue interest at the rate of one and one-half percent (1-1/2%) per month, compounded monthly from the date the amount were due until paid. Acceptance by ITN of any payment after the due date shall not constitute a waiver of any rights under this Agreement and the payment of an invoice by Donnelley shall not constitute acceptance or waiver of any rights or claim that Donnelley may have with respect to this Agreement or ITN's performance of its obligations.

11. DONNELLEY RIGHT TO REJECT. In the event Donnelley determines that any Audiotext Information on the System is objectionable for any reasonable reason as set forth below and notifies ITN, ITN shall have the obligation to cure the objected to matter by electing to, remove or revise such Audiotext Information within two (2) business days of notice of Donnelley's objections. Programming may be considered objectionable if it is; (i) of inadequate transmission quality as determined by Donnelley or (ii) containing objectionable program material. Objectionable program material shall include (i) material prohibited by applicable federal, state, or local law, (ii) material which contains obscene, indecent, lewd, lascivious, or sexually explicit content, as determined by Donnelley (iii) material containing profanity, (iv) any material which, in the reasonable opinion of Donnelley, is likely to damage the reputation of Donnelley, or (v) is objectionable to the publishers of the
Directories that are Donnelley's clients or partners.   ITN's


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SERVICE AGREEMENT
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PAGE 14



refusal to cure, remove or revise such information within five business days of notice of Donnelley's objection will be considered a material breach of this Agreement

12. INDEMNIFICATION AND THIRD-PARTY CLAIMS. While neither Donnelley nor ITN insures or guarantees that there will be no errors, failures or omissions in the production or transmission of Audiotext Information of the System, the Parties acknowledge that suits may be instituted or claims filed against either of the Parties with respect to the production or transmission of the Audiotext Information or operation of the System and/or Network. In such event, ITN and Donnelley agree that the Party primarily responsible, as mutually agreed upon by the Parties, for the error will indemnify, defend and hold harmless the other Party from any liability to any third Party resulting to such Party. ITN and Donnelley shall fully cooperate in the defense of third-party claims and lawsuits. In the event that responsibility for the third-party claims and lawsuits cannot be allocated primarily to one Party, ITN and Donnelley each shall bear their own costs, including attorney's fees, of defending such claims or lawsuits and shall negotiate in good faith a reasonable allocation of said responsibility for third-party liability. Nothing in the foregoing shall be deemed or interpreted as limiting the rights of either Party to seek such legal or equitable relief as it determines to be appropriate from the other Party.

13. TERMINATION. This Agreement may terminate (although certain obligations shall continue as provided) prior to the end of its term if either Party materially breaches this Agreement and such material breach has not been cured (where feasible) within thirty (30) days of the breaching Party's receipt of written notice of the material breach from the other Party. If the breach has not been cured, the non-breaching Party has the right to (1) terminate this Agreement upon notice to the other Party effective with the publication of the successor Directory to any Directories in canvass or such earlier date as the non-breaking party may select, provided that adequate arrangements have been made to assure that audiotext advertiser obligations have been and will met,
(2) attempt to have this Agreement specifically performed, or (3) to pursue other equitable or legal remedies with respect to such material breach instead of terminating this Agreement.


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SERVICE AGREEMENT
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PAGE 15



Termination of this Agreement pursuant to this provision shall not preclude any legal or equitable remedies otherwise available for any material breach of this Agreement.

     a) In the event that this Agreement is terminated as the result of breach by ITN, ITN on termination, will supply Donnelley with such customer records, advertising and any other material that is needed to continue providing audiotext services in support of Directories then in publication or in canvass.

14. AUDIT.

     a) Upon reasonable notice and during reasonable business hours, Donnelley may audit ITN's records to the extent the records pertain to sales, customer service, billing and collections of accounts pursuant to this Agreement.

     b) Upon reasonable notice and during reasonable business hours, ITN may audit Donnelley's records which pertain to phone line operation for audiotext services offered pursuant to this Agreement.

     c) If a dispute arises as a result of an audit, and the dispute cannot be resolved, the Party having requested an audit shall engage, at its expense, a mutually acceptable independent nationally recognized accounting firm to audit the other Party's records. The results of such independent audit shall be binding on both Parties, and the Party not prevailing in the dispute shall be required to reimburse the Party prevailing, of any expense of the audit.

15. TRADE SECRETS.   Each Party acknowledges that in the course of its
performance of responsibilities under this Agreement, the Party is likely to have had access to and acquire knowledge of information, including formulas, patterns, combinations, programs, devices,




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SERVICE AGREEMENT
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PAGE 16



methods, techniques or processes that derive independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use; and, are the subject of efforts by the Party that are reasonable under the circumstances to maintain their secrecy such that this information constitutes trade secrets that are proprietary to the Party owning such Secrets. Each Party further acknowledges that any conveyance, transfer or communication in any manner of such trade secrets to third parties whether directly or indirectly would be improper and that such transferal would constitute a misappropriation of the trade secret that would occasion all available legal sanctions for such misappropriation of a trade secret. All records, files, drawings, documents, models, equipment and the like relating to the businesses of a Party which the other Party may use, prepare or come in contact with during the performance of this Agreement, shall be and remain the sole property of the Party owning such secret All proprietary and intellectual rights associated with the work product prepared by a Party under this Agreement shall be the property of the preparing Party.

16. INDEPENDENT CONTRACTOR. Each Party undertakes its responsibilities under this Agreement as an independent contractor. A Party's personnel participating in the performance of this Agreement shall remain that Party's employees.
There shall be no employer-employee relationship between the employees of one Party and the other Party.

17. EQUAL OPPORTUNITY. ITN shall comply as required by law with all applicable portions of the non-discrimination compliance provisions appended to this Agreement and labeled "non-discrimination provision" and if requested by Donnelley shall sign and return to Donnelley a non-discrimination compliance certificate.

18. NOTICES. Any notice or agreement shall be in writing and shall be conclusively deemed to have been received and to be effective on the date on which received at the office of the recipient, or if sent by registered or certified mail, on the third business day after the day on which it was





                                  CONFIDENTIAL

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SERVICE AGREEMENT
10/17/96
PAGE 17



mailed. Any notices, consents or other communications hereunder shall be sent as follows (unless such addresses are modified by either of the parties):

    If  to Donnelley:
    -----------------

    John  P. McDonald           and to       Joseph A. DeBlasio
    General Counsel                          Vice President
    & Senior Vice President                  The Reuben H. Donnelley Corporation
    The Reuben H. Donnelley Corporation      287 Bowman Avenue
    287 Bowman Ave                           Purchase, NY  10577
    Purchase, NY 10577


    If  to ITN:
    -----------

    Scott Bedford
    Chief Operating Officer
    IT Network, Inc.
    One Glen Lakes
    8140 Walnut Hill Lane #1000
    Dallas, Texas  75231

19. ITN EQUIPMENT LOCATED AT DONNELLEY SITES ***.



                                  CONFIDENTIAL

SERVICE AGREEMENT
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PAGE 18




20. PUBLIC STATEMENTS. ITN shall not originate any written or oral statement, news release, or other public announcement or publication, relating to its retention by Donnelley or relating to Donnelley, its subsidiaries, its customers, its personnel, or agents without the prior written approval of Donnelley through its authorized representative. ITN also agrees that he will not use in any public written or oral statement, news release, or other public announcement or publication, the indicia or name of Donnelley, or of any of its subsidiaries, its customers, its personnel, or agents without the prior written consent of Donnelley through its authorized representative.

21.  FORCE MAJEURE.

     a) If any Party hereto shall be prevented from performing any of its obligation under this Agreement because of any act of God, lockout, strike or other labor dispute, riot or civil commotion, act of public enemy, law, order or act of government, whether federal, state or local, or other similar event beyond the Party's control, hereafter referred to as a "force majeure event," then that Party shall be excused from performing any of its obligations which are so prevented. However, the Party so excused is responsible for performing those obligations, of which it had been relieved due to the force majeure event, as soon as the force majeure event has ceased to prevent the Party's performance.

     b) Donnelley's obligation under this Agreement to remit payment for invoices issued by ITN shall not be excused by any force majeure event, provided however that ITN shall proportionately reduce the invoice to Donnelley to account for the day(s) and/or the Directory(ies) for which the Audiotext Information was not available. And, similarly the Initial Term Amount will be reduced proportionately to account for the day(s) and/or Directory(ies) for which the Audiotext Information was not available.



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SERVICE AGREEMENT
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22. AMENDMENT AND MODIFICATION.  No amendment or modification of any terms, conditions or provisions of this Agreement, shall be valid or of any effect except when an amendment or modification is in writing and signed by the parties.

23. ASSIGNMENT. Neither Party may assign this Agreement, without the express prior written consent of the other which consent will not be unreasonably withheld. Notwithstanding the above, either Party may assign this Agreement to a parent, to wholly-owned affiliates or to an affiliate wholly-owned by a parent so long as the original Party remains obligated for all obligations set forth in this Agreement.

24. WAIVER. The failure of ITN or Donnelley at any time to require performance by the other Party of any provision of this Agreement shall not affect the Party's right to require such performance at any time thereafter, nor shall the waiver by either Party of a breach of any provision of this Agreement constitute a waiver of any succeeding breach of the same or any other provision.

25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

26. SEVERABILITY. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, provided that the provision held to be invalid is not material to the operation of this Agreement or the intentions of the Parties.


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SERVICE AGREEMENT
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PAGE 20


27. GOVERNING LAW. The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of New York and the site of any controversy, claim, arbitration or litigation shall be in Westchester County, New York.

28. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Parties and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements, and understandings, whether oral, written, express or implied with respect to the subject matter hereof, with the sole exception of a non-disclosure Agreement signed between the Parties on May 20, 1996.

     IN WITNESS WHEREOF, the Parties have cause their respective representatives duly authorized to sign this Agreement on their behalf.


THE REUBEN H. DONNELLEY CORPORATION


By:
   ---------------------------------

Title:
      ------------------------------



IT NETWORK, INC.


By:
   ---------------------------------
     William Scott Bedford
     Title:  Chief Operating Officer





                                  CONFIDENTIAL

                                                                      APPENDIX A
                             REUBEN H. DONNELLEY
                             AUDIOTEX OPERATIONS
                         ASSET INVENTORY -- OWNERSHIP


                                                                                                                   # OF
             SITE                                NODE                                 SERIAL #                     ITEM
             ----                                ----                                 --------                     ----



                                      ***



                                                                                                                   # OF
            SITE                                NODE                                 SERIAL #                      ITEM
            ----                                ----                                 --------                      ----

       III. STUDIO EQUIPMENT
                                      ***

                    ASSET INVENTORY  - BOOKS AND PERIODICALS
                    ----------------------------------------

                                      ***

                                                                      APPENDIX B


                                  SOFTWARE



ITEM                      NAME                                      STATUS
----                      ----                                      ------
                                      ***

                                                                      APPENDIX C


                              REUBEN H. DONNELLEY



           CLIENT                                        DIRECTORY
----------------------------------        ----------------------------------

                                      ***



                                                                      APPENDIX A

                             REUBEN H. DONNELLEY
                         AUDIOTEX OPERATION OUTSOURCING

                            CLIENT & DIRECTORY LIST
                            -----------------------
                                October 9, 1996


                 CLIENT                                     DIRECTORY
         --------------------------                ----------------------------


                                      ***

CLIENT & DIRECTORY LIST
PAGE 2




                                      ***

                                                                 APPENDIX B


                          AUDIOTEXT CONTENT PROVIDERS
                     AGREEMENTS TO BE ASSIGNED OR CANCELLED


             NAME                                 DESCRIPTION
             ----                                 -----------
                                      ***

                                                                      APPENDIX C


                              REUBEN H. DONNELLEY
                              AUDIOTEX OPERATIONS
                                 LEASED SERVERS



SITE                      PUBLISHER                SERIAL #      # OF ITEM
----                      ---------                --------      ---------

                                      ***

                                                                      APPENDIX D


                          GUARANTEED PAYMENT SCHEDULE
                             Fixed Monthly Amounts
                         FROM DONNELLEY TO SOURCE MEDIA

                   PAYMENT #          DATE                  AMOUNT
                   ---------          ----                  ------
YEAR ONE:              1           01-Nov-96              $  ***
                       2           01-Dec-96                 ***
                       3           01-Jan-97                 ***
                       4           01-Feb-97                 ***
                       5           01-Mar-97                 ***
                       6           01-Apr-97                 ***
                       7           01-May-97                 ***
                       8           01-Jun-97                 ***
                       9           01-Jul-97                 ***
                      10           01-Aug-97                 ***
                      11           01-Sep-97                 ***
                      12           01-Oct-97                 ***

YEAR TWO:             13           01-Nov-97              $  ***
                      14           01-Dec-97                 ***
                      15           01-Jan-98                 ***
                      16           01-Feb-98                 ***
                      17           01-Mar-98                 ***
                      18           01-Apr-98                 ***
                      19           01-May-98                 ***
                      20           01-Jun-98                 ***
                      21           01-Jul-98                 ***
                      22           01-Aug-98                 ***
                      23           01-Sep-98                 ***
                      24           01-Oct-98                 ***

YEAR THREE:           25           01-Nov-98              $  ***
                      26           01-Dec-98                 ***
                      27           01-Jan-99                 ***
                      28           01-Feb-99                 ***
                      29           01-Mar-99                 ***
                      30           01-Apr-99                 ***
                      31           01-May-99                 ***
                      32           01-Jun-99                 ***
                      33           01-Jul-99                 ***
                      34           01-Aug-99                 ***
                      35           01-Sep-99                 ***
                      36           01-Oct-99                 ***